Exhibit 10.9

Twynam Agricultural Group Pty Limited

ACN 000 573 213/ABN 12 000 573 213

30 June 2016

Vast Solar Pty Ltd

[***]

[***]

Dear Sirs

REPAYMENT OF INITIAL INVESTMENT AND LOAN 1

Twynam Agricultural Group Pty Limited entered into a Funding Agreement with Vast Solar Pty Ltd in January 2016. Terms used in this letter have the same meaning as in that Funding Agreement.

Twynam has been issued the Convertible Notes No 3.

Vast Solar has elected to direct that the Subscription Amount be used to repay all outstanding loans as at the date of this letter including the Initial Investment, Loan 1 and additional funding provided in 2016.

Twynam confirms that all outstanding loans as at the date of this letter, including the Initial Investment, Loan 1 and additional funding provided in 2016 have been repaid in full, and that it no longer holds any convertible notes associated with Loan 1 which have been redeemed by Vast Solar (other than as represented by Convertible Notes No 3).

/s/ Colin Sussman

Colin Sussman

Authorised representative/Director

Head Office: [***]

Phone: [***] Facsimile: [***] Email: [***] Website: www.twynam.com